UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund Semi-Annual Report                                            June 30, 2014

Dear Fellow Shareholders,

Our Fund’s NAV rose 2.7% to $17.90/sh. in the first half of 2014. We ended the period at 44 positions with a weighted average market cap of $480 million, a dividend yield of 1.3%, and a price to book value ratio of 130%. The benchmark R2000 rose 3.2% during the period.

Total Return                               YTD           2013           2012          2011          2010

Pinnacle Value Fund                    2.7%          16.6%        18.9%        (4.9)%       13.5%

Russell 2000                                  3.2             38.6           16.3           (4.2)           26.9

S&P 500                                       7.1%          32.0%        15.9%         2.1%         15.1%

(All returns include dividend reinvestment.  Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Commentary/ Portfolio Activity

As can be seen from the box scores above, domestic equities rose modestly in the first half, leaving the indices near record highs. While our performance slightly lagged the R2000’s, we’re grateful for our return given the amount of cash we’re holding. Our cash is too high and reflects the absence of compelling opportunities in the US small/micro cap market. Absent any takeovers, we don’t anticipate cash to move much higher. Cash earns next to nothing but is money good when reached for. With most asset classes at record levels, we’ll let valuations be our guide. At this point in the cycle we’re looking to protect our gains and minimize risk.

Portfolio activity in Q2 largely mirrored that of Q1. We continued to harvest gains where the risk reward dynamic is less favorable. These included Preferred Bank and Wilshire Bank, which contributed big gains in recent years. We think investors may be too optimistic about the potential impact of higher rates on net interest income. We also pared back non-standard auto insurer First Acceptance and reinsurer Montpelier Re because of soft rates due to excess industry capacity. It’s worth mentioning that the last few hurricane seasons have been fairly benign with modest claims and may be less so in the future. We reduced our holdings in MVC Capital, where we feel management is moving in the wrong strategic direction. Finally we sold some Cadus Corp. where the new direction into Florida single family home flips was greeted with initial enthusiasm. Further due diligence convinced us that Cadus  is late to the party and should’ve executed this strategy 5 years ago. Home prices in their target south Florida market have skyrocketed in recent years as a magnet for Latin American capital - it’s a seller’s market.

We made 2 major purchases. We added shares of SWK Holdings, a life sciences specialty finance firm run by two seasoned pros seeking to exploit opportunities in the sub $25 million transaction niche (royalty purchase, secured debt, equity). Strong execution is yielding solid profits.  We also established a new position in Regional Management, a diversified consumer finance firm providing an array of loan products to consumers with limited access to traditional credit sources. Regional is a conservatively financed growth stock that hit a temporary “speed bump” (we believe) providing a compelling entry point for growth at a reasonable price.

Outlook

“Return-free risk” captures our view of today’s markets. Unbridled enthusiasm is a consequence of the stimulus crazed world we live in. Investors have been sedated by central bank easy money policy, and asset prices are up across virtually all classes. This will probably continue for a while longer until an event or two triggers a reality check. We have no idea when this will occur.

In a market where it seems almost every day brings a new high on the DOW/S&P 500, finding wholesale areas of undervaluation remains a challenge. The markets continue to climb a “wall of worry” that seems to grow higher every day. US small/micro cap valuations are not absolutely cheap and alternatives are few, pushing investors further out on the risk curve.  Predicting when investors will decide to care is beyond our ability, and probably a mistake.

In the meantime, we’ll continue to stay conservative/patient and let valuations be our guide. Now is probably not the time to be adding risk to a portfolio. Our guess is the easy money has been made this cycle and now’s the time to be getting our ducks in a row in anticipation of a possible reset. Company meetings, document reviews, spreadsheet updates, screens and maintaining our “laundry list” of target investments dominate our day. Ideally, we’ll be well positioned to exploit opportunities should a “dislocation” of some sort occur.

By now you should have received your quarter end statement. As of today, we’ll most likely pay a distribution at year end, which’ll be taxable to those who hold shares in taxable accounts.  Currently our net realized gains (99% long term) comprise about 5.3% of Fund assets, which is a rough estimate for your planning purposes. We’ll have a final amount on Oct. 31. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write.

Thanks for your continued support of our work.

John E. Deysher                                                                         Pinnacle Value Fund

President & Portfolio Manager                                                  745 Fifth Ave.-2400

212-605-7100                                                                              New York, NY  10151

TOP 10 POSITIONS                                                                                  % net assets

1. First Acceptance- non standard personal auto insurance                                        4.8

2. Hallmark Financial- multi-line specialty insurer                                                    4.1

3. Capital Southwest- business development co.                                                        3.6

4. Montpelier Re- multi-national re-insurer                                                                3.4

5. SWK Holdings- life sciences finance                                                                     2.7

6. Anchor Bancorp- savings bank                                                                               2.5

7. Preferred Bank- Chinese American bank                                                                2.2

8. Asta Funding- specialty finance co.                                                                        2.2

9. MVC Capital- business development co.                                                                2.1

10. Wilshire Bank- Korean American bank                                                                1.9

                                                                              Total                                          29.5%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Hallmark Financial                                                                                            $467,600

2. Preferred Bank                                                                                                    351,000

3. First Acceptance                                                                                                  308,000

4. National Security                                                                                                 257,000

5. Montpelier Re                                                                                                      246,400

                                                                              Total                                     $1,630,000

YTD TOP 5 SINNERS (realized & unrealized losses)

1. Cosine                                                                                                                 $157,100

2. CSS Industries                                                                                                        91,500

3. Wilshire Bank                                                                                                        82,600

4. Old Republic                                                                                                          54,200

5. Christopher Banks                                                                                                  34,500

                                                                              Total                                         $420,400

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds                                                              50.0%

Insurance                                                                                                                       18.1

Closed End Funds                                                                                                           8.4

Financial Services                                                                                                           8.4

Banks & Thrifts                                                                                                              6.8

Consumer Goods & Services                                                                                          2.8

Real Estate Investment Trusts                                                                                         2.8

Conglomerates                                                                                                                1.6

Industrial Good & Services                                                                                            1.5

                                                                                                    Total                       100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

			Schedule of Investments
			June 30, 2014 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrifts
91,200	Anchor Bancorp *	$ 694,836	$ 1,740,734
1,931	Eastern Virginia Bank *	9,909	12,358
60,491	Preferred Bank *	443,120	1,430,007
1,016	United Community Financial Corp. *	4,203	4,196
121,107	Wilshire Bancorp	329,909	1,243,769
		1,481,977	4,431,064	6.79%
Conglomerate
100	Steel Partners Holdings L.P. *	1,109	1,669
106,769	Regency Affiliates, Inc.	531,842	1,067,690
		532,951	1,069,359	1.64%
Fabricated Metal Products
100	PMFG, Inc. *	753	527	0.00%

Financial Services
170,687	Asta Funding, Inc. *	239,960	1,408,168
294,445	BKF Capital Group, Inc. (a) *	844,164	397,501
90,140	Cadus Corp. *	136,431	152,337
285,670	CoSine Communications, Inc. *	697,285	534,203
45,128	Regional Management Corp. *	637,920	698,130
338,750	Special Diversified Opportunities, Inc. *	309,864	392,950
1,506,866	SWK Holdings Corp. *	1,372,396	1,763,033
		4,238,020	5,346,322	8.19%
Furniture & Fixtures
17,200	Hooker Furniture Corp.	177,424	277,608
7,983	Flexsteel Industries, Inc.	40,944	266,233
		218,368	543,841	0.83%
Greeting Cards & Giftwrap
39,600	CSS Industries, Inc.	640,739	1,044,252	1.60%

Insurance
31,448	EMC Insurance Group, Inc.	578,620	967,969
1,274,603	First Acceptance Corp. *	2,335,679	3,122,777
250,724	Hallmark Financial Services, Inc. *	1,640,612	2,695,283
16,000	Imperial Holdings, Inc. *	88,434	109,120
23,363	Independence Holding Co. *	100,348	330,119
70,100	Montpelier Re Holdings Ltd.	866,509	2,239,695
98,818	National Security Group, Inc.	820,249	1,240,176
900	Navigators Group, Inc. *	33,483	60,345
71,600	Old Republic International Corp.	556,995	1,184,264
		7,020,929	11,949,748	18.31%
Retail
17,150	ALCO Stores, Inc.	128,985	130,340
2,335	Christopher & Banks Corp. *	2,428	20,455
		131,413	150,795	0.23%
Real Estate Investment Trusts
32,100	American Land Lease, Inc. PFD 7.75% Series A	679,247	789,660
41,500	Getty Realty Corp.	586,745	791,820
		1,265,992	1,581,480	2.42%
Restaurants
100	Lubys, Inc. *	778	588
10,493	Ruby Tuesday, Inc. *	63,375	79,642
		64,153	80,230	0.12%
Security Services
48,854	Costar Technologies, Inc. *	375,837	578,920	0.89%

Test & Measurement
133,760	Electro Sensors, Inc. *	557,931	568,480	0.87%

Trucking
400	Patriot Transportation Holding, Inc. *	12,086	13,988	0.02%

Total for Common Stock		$ 16,541,149	$ 27,359,006	41.91%

Closed-End & Exchange Traded Funds
3,417	Aberdeen Singapore Fund, Inc.	20,742	44,643
4,378	Babson Capital Participation Investors	57,232	59,891
64,400	Capital Southwest Corp.	1,164,389	2,319,044
2,252	Central Europe & Russia Fund, Inc. *	27,107	65,961
64,780	Japan Smaller Capitalization Fund, Inc. *	414,665	612,236
104,850	MVC Capital, Inc.	882,022	1,357,808
27,359	Petroleum & Resources Corp.	462,344	853,054
11,883	Turkish Investment Fund, Inc.	95,784	142,596

Total for Closed-End & Exchange Traded Funds		$ 3,124,285	$ 5,455,233	8.36%

SHORT TERM INVESTMENTS
Money Market Fund
500,000	Invesco Liquid Assets Portfolio Fund Institutional Class 0.06% **	500,000	500,000
500,000	Federated Money Market Prime Obligation Fund Institutional Class 0.10% **	500,000	500,000
31,947,775	First American Government Obligation Fund Class Z 0.01% **	31,947,775	31,947,775

Total for Short Term Investments		$ 32,947,775	$ 32,947,775	50.48%

	Total Investments	$ 52,613,209	$ 65,762,014	100.75%

	Liabilities in excess of other Assets		(487,650)	(0.75)%

	Net Assets		$ 65,274,364	100.00%

(a) Level 2 Security
* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2014.

	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2014 (Unaudited)

Assets:
Investment Securities at Market Value	$ 65,762,014
(Identified Cost $52,613,209)
Cash	1,000
Receivables:
Dividends and Interest	29,831
Prepaid Expenses	17,618
Total Assets	65,810,463
Liabilities:
Payable to Advisor	476,075
Shareholder Redemptions	42,666
Accrued Expenses	17,358
Total Liabilities	536,099
Net Assets	$ 65,274,364

Net Assets Consist of:
Paid-In Capital	$ 49,512,139
Accumulated Undistributed Net Investment Loss	(277,516)
Accumulated Realized Gain on Investments	2,890,936
Unrealized Appreciation in Value of Investments Based on Identified Cost	13,148,805
Net Assets	$ 65,274,364
Net Asset Value and Redemption Price
Per Share ($65,274,364/3,647,227 shares outstanding), no par value, unlimited
shares authorized	$ 17.90

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2014 (Unaudited)

Investment Income:
Dividends	$ 190,171
Interest	1,187
Total Investment Income	191,358
Expenses:
Investment Advisor Fees (Note 3)	409,362
Transfer Agent & Fund Accounting Fees	20,828
Insurance Fees	7,935
Custodial Fees	7,935
Audit Fees	7,439
Registration Fees	3,472
Trustee Fees	4,959
Legal Fees	992
Miscellaneous Fees	3,472
Printing & Mailing Fees	2,480
Total Expenses	468,874

Net Investment Loss	(277,516)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	1,968,771
Capital Gain Distributions from Regulated Investment Companies	16,735
Change in Unrealized Appreciation on Investments	61,907
Net Realized and Unrealized Gain on Investments	2,047,413

Net Increase in Net Assets from Operations	$ 1,769,897

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2014	12/31/2013
From Operations:
Net Investment Loss	$ (277,516)	$ (413,219)
Net Realized Gain on Investments	1,968,771	5,250,517
Capital Gain Distributions from Regulated Investment Companies	16,735	89,728
Net Unrealized Appreciation	61,907	4,062,908
Increase in Net Assets from Operations	1,769,897	8,989,934

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	-	(4,085,619)
Total Distributions to Shareholders	-	(4,085,619)

From Capital Share Transactions: (a)
Proceeds From Sale of Shares	4,444,947	9,353,996
Shares issued in Reinvestment of Dividends	-	3,833,545
Cost of Shares Redeemed	(6,729,752)	(4,939,948)
Net Increase (Decrease) from Shareholder Activity	(2,284,805)	8,247,593

Net Increase (Decrease) in Net Assets	(514,908)	13,151,908

Net Assets at Beginning of Period	65,789,272	52,637,364
Net Assets at End of Period (b)	$ 65,274,364	$ 65,789,272

Share Transactions:
Issued	254,446	537,916
Reinvested	-	224,315
Redeemed	(382,659)	(287,610)
Net increase (decrease) in shares	(128,213)	474,621
Shares outstanding beginning of Period	3,775,440	3,300,819
Shares outstanding end of Period	3,647,227	3,775,440

(a) Net of Redemption Fees of $1,801 for the period ended June 30, 2014, and $5,240 for the period ended December 31, 2013.
(b) Includes undistributed net investment income (loss) of $(277,516) at June 30, 2014 and $0 at December 31, 2013.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Asset Value -
Beginning of Period	$ 17.43		$ 15.95	$ 13.89	$ 14.61	$ 12.87	$ 11.45
Net Investment Income (Loss) *	(0.07)		(0.12)	(0.04)	(0.13)	(0.12)	(0.04)
Net Gains or Losses on Securities
(realized and unrealized)	0.54		2.75	2.66	(0.59)	1.86	1.49
Total from Investment Operations	0.47		2.63	2.62	(0.72)	1.74	1.45

Distributions from Net Investment Income	-		-	-	-	-	-
Distributions from Capital Gains	-		(1.15)	(0.56)	-	-	(0.03)
	-		(1.15)	(0.56)	-	-	(0.03)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Period	$ 17.90		$ 17.43	$ 15.95	$ 13.89	$ 14.61	$ 12.87

Total Return	2.70%	***	16.62%	18.88%	(4.93)%	13.52%	12.71%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 65,274		$ 69,843	$ 52,637	$ 47,640	$ 64,475	$ 59,795

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.43%	**	1.45%	1.49%	1.48%	1.47%	1.47%
Ratio of Net Income (Loss) to Average Net Assets	(0.85)%	**	(0.69)%	(0.26)%	(0.93)%	(0.91)%	(0.35)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.43%	**	1.46%	1.49%	1.47%	1.47%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.85)%	**	(0.71)%	(0.26)%	(0.91)%	(0.91)%	(0.37)%

Portfolio Turnover Rate	7.21%	***	3.78%	8.14%	34.11%	5.46%	63.12%

* Per share net investment Income (loss) determined on average shares outstanding during year.
** Annualized.
*** Not Annualized.
(a) Less than $0.01 per share.

PINNACLE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2014 (UNAUDITED)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 resulted when a security priced previously with an official close price (Level 1) has no official close price so the bid price was used.  The below table summarizes the inputs used at June 30 2014:

                                                           Level 1             Level 2              Level 3                       Total

Equity (a)                              $32,416,738         397,501                  0                $ 32,814,239

Money Market Funds             32,947,775                    0                   0                 32,947,775

Investments at Market           $65,364,513         397,501                 0                 $ 65,762,014

(a) See Schedule of Investments for industry breakout.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2014, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2014 the Fund held approximately 50% of net assets in the First American Government Obligations Money Market Fund which normally invests in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity. Further information on this fund is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2013 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset per value share.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2014, $1,801 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2014, Adviser earned $409,362 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through April 30, 2015.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  For the six months ended June 30, 2014, the Adviser has $0 available for recoupment.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2014, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $1,299,616 and $4,984,848, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

During the six months ended June 30, 2014 the Fund did not pay any distributions.

The tax nature of distributions paid during the six months ended June 30, 2014 and year ended Dec. 31, 2013 are:

	2014	2013
Net Investment Income	$0	$ 211,006
Long Term Capital Gain	$ 0	$ 3,874,613

At Dec. 31, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                   $53,964,463

Gross tax unrealized appreciation                                                                 $13,506,493

Gross tax unrealized depreciation                                                                      (892,714)

Net tax unrealized appreciation                                                                       12,613,779

Accumulated realized gain on investments –net                                                  1,378,549

Total Distributable Earnings                                                                           $13,992,328

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PINNACLE VALUE FUND

EXPENSE ILLUSTRATION

JUNE 30, 2014 (UNAUDITED)

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2014	June 30, 2014	January 1, 2014 to June 30, 2014

Actual	$1,000.00	$1,026.97	$7.19
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.70	$7.15

* Expenses are equal to the Fund's annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PINNACLE VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2014 (UNAUDITED)

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (59)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (81)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (58)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (49)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

PINNACLE VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2014 (UNAUDITED)

Board Approval of Investment Advisory Agreement

The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2014. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/

operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund’s performance was below the peer group average and R2000 for 2013 due to the Fund being underinvested in a rapidly rising market. For the full 10 yrs. of the Fund’s existence the Fund’s performance equaled the R2000 and peer group average. The Board noted the Fund’s 10 yr. Sharpe ratio was substantially below the peer group average indicating a lower risk profile.  The Board concluded that the Fund’s long term risk adjusted performance was acceptable.

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio to the peer group. The Board noted that the Fund’s expense ratio was slightly higher than the  peer group’s average due to the Fund’s smaller asset base and that Adviser continues to cap expenses at 1.49% of average net assets. The Board compared the advisory fee charged to the Fund with the advisory fee charged by the peer group and to the private account which it deemed reasonable given the many administrative, compliance and other services provided to the Fund which are not provided to the private account. Based on these factors and the labor intensive nature of small/micro-cap research, the  Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2013 financial statement and concluded that Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Not Applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date September 5, 2014